UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22211

IVA FIDUCIARY TRUST
(Exact name of registrant as specified in charter)

645 Madison Avenue, 12th Floor, New York, NY			10022
(Address of principal executive offices)			(Zip code)

Michael W. Malafronte International Value Advisers, LLC 645 Madison Avenue 12th Floor New York, NY 10022
(Name and address of agent for service)

Copy to:

Clair Pagnano, Esq.
K&L Gates LLP
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2950

Brian F. Link, Esq.
State Street Bank and Trust Company
Mail Code: JHT 1732
200 Clarendon Street
Boston, MA 02116

Registrant’s telephone number, including area code:		(212) 584-3570

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2009

Item 1.  Report to Shareholders.

IVA Worldwide Fund

IVA International Fund

Semi-Annual Report

March 31, 2009

Advised by International Value Advisers, LLC

An investment in the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Contents  IVA Funds

Letter from the President	1

Letter from the Portfolio Managers	2

Management's Discussion of Fund Performance	5

Schedules of Investments	7

Statements of Assets and Liabilities	16

Statements of Operations	17

Statements of Changes in Net Assets	18

Financial Highlights	19

Notes to Financial Statements	21

Board Approval of Management Agreement	28

Trustees and Officers	30

Fund Expenses	32

Letter from the President  IVA Funds

Michael W. Malafronte

Dear Shareholder,

Welcome to IVA Funds. We will summarize for you in this report the first six months of operations for your two mutual funds, IVA Worldwide and IVA International. However, given that this is our first report to shareholders, I would like to take this opportunity to introduce the firm and describe some of the decisions that the investment adviser, International Value Advisers, LLC, made in forming these two Funds.

The Adviser was formed in October 2007 and remains wholly-owned by six partners. One key objective as we build our firm is to ensure that everyone at IVA understands that all of the work they do is for our clients' benefit. It has been one of the most exciting aspects in building a firm. We were given a clean slate to hire great people and the onus has been on us to instill in them the important aspects of their day-to-day jobs. This is one of many reasons it is advantageous to be a smaller firm. Fewer dedicated people make it possible for the Adviser to monitor how well each person is performing on a daily basis. We expect to remain a modest size in order to provide the best service and results for our shareholders.

IVA began the registration process for IVA Worldwide and IVA International in the summer of 2008. The launch was long and cumbersome because we wrote a prospectus and SAI that allow our investment team the flexibility to look at any asset class in any geography. This is the only way our investment team manages money. It is sometimes difficult for people to understand that we do not want to be limited by market caps, geographies, capital structure (equities vs. bonds) or any of the other categories by which investors may define money management firms. Although these two Funds are clearly distinct in terms of their investment objectives, our ultimate goal is not: we want the freedom to pursue any investment that allows us to protect our shareholders' capital.

Our investment freedom does not allow us any room for excuses which is why the Adviser and the Funds are fortunate to be led by Charles de Vaulx and Chuck de Lardemelle. In addition to Charles' and Chuck's individual experience and the number of years they have worked together, both are committed to keeping the investment process honest. Honesty, in my eyes and in the eyes of IVA, means remaining focused on preserving capital, managing risk(s) and staying vigilant when assessing the accuracy of a company's intrinsic value. Honesty does not incorporate asset growth, new product launches or anything else that would dilute our investment team's abilities.

Concurrent with the launch of the mutual funds, IVA undertook a thorough board selection process. We appointed three board members who are new comers to the mutual fund trustee world and this was done intentionally. These three were chosen because we felt they had a good balance of professional experience, reflect strong independent judgement and would diligently represent the interests of our shareholders. We did not think we would get this level of engagement by recycling people who have made a career out of sitting on boards (we agree with Warren Buffett).

It has been tremendous fun to build a firm. We hope in the process we are establishing a culture where everyone at IVA (trustees included) respects the work they are doing for the clients.

In closing, I want to offer many thanks to all of my colleagues and to our shareholders for their continued support.

Sincerely,

Michael W. Malafronte

Letter from the Portfolio Managers  IVA Funds

Charles de Vaulx

Chuck de Lardemelle

Dear Fellow Shareholder:

We manage both the IVA Worldwide and IVA International Funds with a dual objective that is unusual in the mutual fund world: in the short-term (12-18 months), our attempt is to try to preserve capital, while in the longer-term (5-10 years, i.e., over a full economic cycle), our goal is to try and do better than equity indices (the MSCI All Country World Index in the case of your IVA Worldwide Fund and the MSCI All Country World ex-U.S. Index in the case of your IVA International Fund). These goals are not always easy to achieve yet make sense for so many investors who cannot tolerate high volatility and appreciate that "life's bills do not always come at market tops." They also appeal to us at IVA since we "eat our own cooking" for a significant part of our savings and we hate losing money.

Here is how we try and achieve these goals:

•  We don't hug benchmarks. In practical terms, this means we are willing to make big "negative bets," i.e., having nothing or little in what has become big in the benchmark. Conversely, we will avoid overly large positive bets. We would not want to have 25% in South Korea, for instance.

•  We prefer having diversified portfolios (100 to 150 names). Because we invest on a global basis, that diversification helps protect against weak corporate governance or insufficient disclosure, or simply against "unknown unknowns."

•  We like the flexibility to invest in small, medium and large companies, depending on where we see value.

•  We attempt to capture equity-type returns through fixed income securities but only when such markets are depressed and offer this potential.

•  We hold some gold, either in bullion form or via gold mining securities, when we believe some "insurance policy" is warranted.

•  We are willing to hold cash when we cannot find enough cheap securities or when we find some, yet the broader market (Mr. Market) seems fully priced. That cash will act as ammunition for future bargains.

•  At the individual security level, we ask a lot of questions about "what can go wrong?" and will then establish not only a "base case intrinsic value" but also a "worst case intrinsic value." As a result, we will miss some opportunities, yet hopefully we will also avoid instances where we experience a permanent impairment of value.

Our Thoughts on the Current Investment Outlook, Valuation and Where We See Risks

As we write these words, the S&P 500 Index is up close to 40% in a mere two months, from an intraday low of 666 on March 6th to 930 today (May 8th 2009), while still down 20% since the inception of your Funds on October 1st, 2008. As of May 8th, both the IVA Worldwide and IVA International Funds are up slightly since inception. While we believe the most acute phase of the global financial crisis may have passed, we are left facing the potential consequences of the massive government interventions globally.

While these measures were effective in avoiding a complete collapse of the system, so far they have failed to address two core issues: how to reduce the massive leverage in a number of Western countries; and how to fix a flawed global monetary system allowing large and ultimately unsustainable imbalances to grow. Hopefully, as the fire seems to be under control, global authorities will have the stamina to tackle these difficult problems.

On the issue of leverage, the U.S. carries a total debt (government, corporations, households and financial institutions combined) of 350% of gross domestic product ("GDP"). Excesses were particularly massive in household indebtedness. Some of the debt in the system is being transferred from the private sector to the public books (Freddie / Fannie bailouts, AIG, Bank of America, Citigroup rescue and liability guarantees, FDIC guarantees on some new bond issues, mortgage modifications subsidies, etc.).

There are only three possible ways to reduce this burden: repay the debt, write it off or inflate it away.

Letter from the Portfolio Managers  IVA Funds

Repaying has started in the private sector: heavily indebted corporations throughout the world are driving their businesses to generate cash flow and repay debt, not to maximize earnings per share. Consumers in the U.S. have retrenched substantially, with the savings rate shooting up from 0% to 5% in less than a year. We expect this rate to continue to creep up to its long-term average of 8%, and possibly to go temporarily higher as most households need to replenish their savings. Unfortunately, this will slow global economic activity and these additional savings will not be enough to reduce the overall debt burden on our economy because of the massive government borrowing currently taking place.

We believe that writing off the debt is the most effective but also the most painful solution. Unfortunately, the government refuses to go down that route. It would entail forcing the banks to take provisions now for the US$600 billion or so of losses that the recent "stress test" has identified under its "worst case scenario." Not taking these provisions means that the banks will remain cautious in expanding their balance sheets and will be in no position to replace the "shadow banking system," securitization.

This leaves the third option, inflating the debt away, as the most likely outcome over the next decade. The question is whether this will get out of hand or if inflation can be contained in the mid-single digits in a few years' time.

The worst case scenario would be markets refusing to tag along for more government debt in the face of a blatant disregard by sovereign issuers for fiscal and market discipline. The latest Treasury auction did not go well; the Gilt auctions (long-term U.K. government bonds) also encountered subpar demand in recent months. Japan is no better off with a collapsing savings rate and a bloated government debt to GDP. This global monetary system with no anchor in gold will sooner or later implode if current imbalances are not addressed. Ever since Nixon severed the link to gold in 1971, Asian exporters (Japan in the 80's, China more recently) have been gobbling up dollars to keep their own currencies weaker than they would have been absent intervention. Greenspan, asleep at the switch, let the U.S. trade imbalances grow so large that the U.S. now owes a net US$3 trillion to the rest of the world. These dollars collected by Asian central banks were reinvested in our Treasury bonds, keeping yields low in the face of shrinking savings rates in the U.S., therefore sending the wrong signals to markets, corporations and consumers. As a consequence, many private economic actors were able to borrow more and more for less and less. In our opinion, this fallacious global monetary system was at the core of the credit crisis. There is no consensus on how to fix it. Gold may provide some protection if cracks turn out to be structural.

Where does that leave us, in terms of fundamental value? After this momentous rally, we are still down roughly 40% from the October 2007 top, more than 18 months ago. What is the new world going to look like?

Corporations in the post-bubble economy are likely, in our opinion, to operate with less leverage. Additionally, some manufacturing overcapacity lingering in the system now that consumption in the U.S. is resetting at a lower, but more sustainable, pace will put some pressure on prices and margins. As a consequence, the return on equity of Corporate America, and indeed, of a majority of corporations in developed countries (with the potential exception of Japan, if Japanese corporations decided to distribute their excess cash), is likely to be lower in the next decade than it was in the recent years. Corporate profits in the U.S. as a percentage of GDP have averaged roughly 6% since WWII. A clear "profit bubble" took place during 2004-2007 when corporate profits settled higher than 8% of GDP. Corporate profits in the U.S. peaked at 9.25% of GDP in 2006, a post WWII record high. The lows were reached in 1974 and in the early 80's, slightly below 4% of GDP. Assuming corporate profits settle at around 5% of GDP (below the 6% average) for a few years (but potentially up to a decade, the time necessary to repair household balance sheets), the U.S. market is now selling for roughly 15 times these new, normalized earnings of Corporate America (15 x 5% = 75% of GDP of US$14 trillion, or US$10.5 trillion. By comparison, the Russell 3000 Index, as of May 8th, had a market capitalization of US$10.4 trillion).

Certainly not dirt cheap, but arguably reasonable if profits were to bounce back quicker than we expect. The recent powerful rally has indeed put valuations in the U.S. in the fair value territory, absent a resurgence of inflation. On that front, we will continue to be vigilant. As you know, your Funds carry a meaningful investment in gold bullion, at 8% of assets both in the IVA Worldwide and IVA International Funds.

We are redoubling our efforts to find attractive equity investments in Asia ex-Japan, where the Western civilization issue of excess debt does not exist (with the noted exception of South Korea). We remain careful, however, not to overpay; some companies in emerging markets display profit margins that are simply not sustainable. Additionally, it is often difficult to find businesses in emerging markets that are not capital intensive (those may do terribly if inflation rears its ugly head). It remains difficult to find reasonably valued service or food and beverage companies in emerging markets, with the exception of a few small, illiquid companies.

International markets remain, in our opinion, generally better bargains than the U.S. (with a few exceptions such as China and Malaysia). Europe, however, is ill-equipped to offer a one size fits all solution as some countries, such as Ireland, Spain and Italy are

Letter from the Portfolio Managers  IVA Funds

in much worse shape than Germany. The issue of Eastern Europe is also a drag on the Eurozone as financial institutions in Europe are heavily exposed to that region and material losses may further cripple some European banks.

As for Japan, it may well be the cheapest developed market in the world, selling barely above book value, which is mostly tangible. Balance sheets are also uniquely loaded with cash. Dividend yields are decent, especially compared to Japanese government bonds. We do recognize, however, that Japan is not a capitalist society. The Japanese system is geared towards favoring exporting companies and trade surplus over local service companies and consumption. The invisible hand of markets was long ago severed by technocrats dictating to banks which company gets a loan and which company goes under. As a consequence, capital has been poorly allocated for decades; some small, very profitable companies live under the assumption that they will never get access to credit, and therefore pile up cash on their balance sheets. The only glimmer of hope resides in the local pension funds, which are huge, have a low allocation to local equities and need income because the Japanese pension system is now a net payer. Japanese pension funds have recently shown some appetite for Japanese equities. They may eventually exert pressure for higher dividends and buybacks. As a result of this contrasted landscape, we are thrilled to take advantage of the incredibly cheap securities in Japan but recently increased our hedge on the Japanese Yen to 50% in both the IVA Worldwide and IVA International Funds. Our Japanese exposure is roughly 40% with manufacturers and exporters and 60% with local service, leasing, real estate, cosmetics and food and beverage companies.

A word on our large fixed income exposure (mostly corporate debt): these bonds also have rallied considerably from their lows and are unfortunately much closer to fair value. The easy money has been made in that asset class. Our weighted average yield to maturity on our fixed income securities in both the IVA Worldwide and IVA International Funds is approximately 10% and continues to provide, in our opinion, equity-like returns with much less volatility. Given our outlook for depressed consumption globally for years to come, we, in fact, believe this carefully selected portfolio of high-yield bonds may do even better than equities over its life (our maturities are generally 5 to 10 years). We shall see. (On our website, www.ivafunds.com, there are a few documents we hope you will find of interest, including a piece on bonds, "Is Debt the New Equity?").

As of the beginning of May, your Funds remain cautiously positioned with 8% in gold bullion in both the IVA Worldwide and IVA International Funds, 41% in equities in Worldwide (45% in International), 30% in corporate bonds and commercial mortgage backed securities for Worldwide (18% in International), and 21% and 28% respectively in cash (commercial paper carefully selected by our team with no exposure to financial companies, and with maturities of one day to thirty days). Both Funds are roughly 50% hedged on the Yen, 20% on the Euro and 25% on the Swiss Franc. On British Pound, we have hedged 100% of our bond exposure, while our equity exposure is unhedged because the underlying assets are, for the most part, hotels with revenues and costs in other currencies.

IVA and your Funds continue to experience reasonable and manageable inflows and to enjoy the support of the financial community and like-minded, cautious clients, financial advisors and financial institutions. We are growing our resources. IVA now has 21 employees (Thibaut Pizenberg joined us in March as a Partner and Securities Analyst, John Napolitano joined us in April as a Trader and an additional analyst, Adam Ackerman, joined us a few weeks ago) and two more people will join us in the next month.

We thank you for your trust and commitment.

Respectfully submitted,

Charles de Vaulx	Chuck de Lardemelle

May 8, 2009

Management's Discussion of Fund Performance  IVA Funds

IVA Worldwide Fund

The IVA Worldwide Fund Class 'A' shares returned -2.20% since inception of the Fund on October 1, 2008 through March 31, 2009. The MSCI All Country World Index returned -30.68% for the same period.

During one of the most difficult periods in stock market history, we had the advantage of launching the Fund on October 1st and starting with a 100% cash portfolio. As a result, we had the opportunity to pick up tremendous bargains as we began to invest our portfolios. As of March 31, 2009 our cash level stood at 24%.

The largest positive contributor to the Fund's performance for the six-month period was our position in gold bullion along with Fresnillo Plc, a silver mining company. Our gold-related exposure, which averaged 6% for the period, continues to fulfill its role as an "insurance policy." We continue to have a relatively large allocation to bonds in the portfolio and our exposure to this asset class contributed positively to our performance. In particular, the best performing bonds in the Fund were Pargesa Holdings SA (1.75% due 6/15/2014), a Swiss holding company, as well as our holdings of Commercial Mortgage Backed Securities. A number of our Japanese securities also performed well for us including Makita Corp., FANUC Ltd. and Secom Co., Ltd. Additionally, our performance benefited from the Yen's appreciation versus the U.S. Dollar earlier in the period.

The largest detractor from the Fund's performance for the semi-annual period was our position in oil through the United States Oil Fund, LP. We significantly reduced our exposure to oil in the period from a high of 5.5% in January to just 0.5% by the end of March. A number of our U.S. stocks disappointed including Clear Channel Outdoor Holdings Inc., Class 'A' and Kelly Services Inc. The financial sector suffered the largest loss in the index during the period and we continue to have very little exposure to financials in our portfolio. Our performance was hurt most by our exposure to the consumer space.

We increased our currency hedges during the period and at March 31, 2009, they were approximately: Euro 14%, Swiss Franc 28%, British Pound 42% and Japanese Yen 30%.

IVA International Fund

The IVA International Fund Class 'A' shares returned -5.04% since inception of the Fund on October 1, 2008 through March 31, 2009. The MSCI All Country World ex-US Index returned -30.66% for the same period.

During one of the most difficult periods in stock market history, we had the advantage of launching the Fund on October 1st and starting with a 100% cash portfolio. As a result, we had the opportunity to pick up tremendous bargains as we began to invest our portfolios. As of March 31, 2009 our cash level stood at 36%.

The largest positive contributor to the Fund's performance for the six-month period was our position in gold bullion along with Fresnillo Plc, a silver mining company. Our gold-related exposure which averaged 6% for the period continues to fulfill its role as an "insurance policy." We continue to have a relatively large allocation to bonds in the portfolio. In particular, the best performing bond in the Fund was Pargesa Holdings SA (1.75% due 6/15/2014), a Swiss holding company. A number of our Japanese securities also performed well for us including Makita Corp., Secom Co., Ltd. and Kintetsu World Express Inc. Additionally, our performance benefited from the Yen's appreciation versus the U.S. Dollar earlier in the period.

The largest individual detractor from the Fund's performance for the semi-annual period was a bond, Wendel (4.375% due 8/9/2017). Sharp declines in the Wendel stock price resulting from declines in its major holdings, together with a St. Gobain rights offering (to which Wendel is subscribing), also caused weakness in Wendel's fixed income securities. Our exposure to oil through the United States Oil Fund, LP also hurt our performance. We significantly reduced our exposure to oil in the period from a high of 5.5% in January to just 0.8% by the end of March. The financial sector suffered the largest loss in the index during the period and we continue to have very little exposure to financials in our portfolio. Our performance was hurt most by our exposure to the consumer space.

We increased our currency hedges during the period and at March 31, 2009, they were approximately: Euro 16%, Swiss Franc 25%, British Pound 37% and Japanese Yen 30%.

Management's Discussion of Fund Performance  IVA Funds

Performance Review

	Average Annual Total Returns(1)
	Inception Date	Six Months(2)
IVA Worldwide Fund
Class A	10/1/08	-2.20%
Class A (with a 5% maximum initial sales charge)	10/1/08	-7.08%
Class C	10/1/08	-2.61%
Class I	10/1/08	-2.15%
MSCI All Country World Index(3)		-30.68%
Consumer Price Index(4)		-2.73%
IVA International Fund
Class A	10/1/08	-5.04%
Class A (with a 5% maximum initial sales charge)	10/1/08	-9.77%
Class C	10/1/08	-5.36%
Class I	10/1/08	-4.90%
MSCI All Country World ex-U.S. Index(5)		-30.66%
Consumer Price Index(4)		-2.73%

(1)  Returns less than one year are not annualized.

(2)  The Funds commenced investment operations on October 1, 2008.

(3)  The MSCI All Country World Index is an unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

(4)  The Consumer Price Index examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care.

(5)  The MSCI All Country World ex-U.S. Index is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

The performance shown represents past performance and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures include reinvested dividends and reflect certain contractual fee waivers and/or expense reimbursements, without which the performance would have been lower.

Schedule of Investments (unaudited)  IVA Funds

IVA Worldwide Fund

March 31, 2009

Shares	Description	Value
COMMON STOCKS — 33.0%
Belgium — 0.3%
36,080	Sofina SA	$2,525,742
France — 4.4%
10,020	Bolloré	1,038,381
160,650	Carrefour SA	6,275,124
44,600	Ciments Français SA	3,261,426
63,530	EuropaCorp	417,810
1,360	Financière de l'Odet SA	243,913
103,180	Groupe Crit	1,000,720
39,954	Guyenne et Gascogne SA	2,972,641
49,420	L'Oréal SA	3,401,158
276,170	Legrand SA	4,801,141
16,273	Neopost SA	1,262,734
142,500	Publicis Groupe SA	3,657,769
45,080	Robertet SA	3,707,394
35,110	Séché Environnement SA	2,052,474
1,810	Sucrière de Pithiviers-Le-Vieil SA	1,260,097
		35,352,782
Hong Kong — 0.3%
10,639,120	Clear Media Ltd. (a)	2,498,284
Ireland — 0.2%
963,910	C&C Group Plc	1,664,846
Italy — 0.2%
319,902	Italcementi S.p.A	1,687,336
Japan — 11.6%
347,800	Astellas Pharma Inc.	10,611,264
202,600	Canon Inc.	5,771,905
718,400	Cosel Co., Ltd.	5,530,341
120,600	FANUC Ltd.	8,077,769
338,100	Icom Inc.	7,121,670
303,000	Kanamoto Co., Ltd.	1,019,336
39,800	Kintetsu World Express Inc.	730,179
222,570	Kose Corp.	4,110,299
61,800	Makita Corp.	1,373,542
10,430	Medikit Co., Ltd.	1,620,583
117,600	Milbon Co., Ltd.	2,500,864
1,255,900	Nippon Thompson Co., Ltd.	4,212,343
397,200	Nissin Healthcare Food Service Co., Ltd.	3,832,156
68,200	Nitto Kohki Co., Ltd.	1,036,935
392	Pasona Group Inc.	173,655
424,100	Secom Co., Ltd.	15,552,690
11,900	Secom Joshinetsu Co., Ltd.	183,336
825,400	Shoei Co., Ltd.	4,594,589
37,780	Shofu Inc.	275,950
54,000	SMC Corp.	5,155,327
555	Techno Medica Co., Ltd.	1,222,307
1,435,500	Temp Holdings Co., Ltd.	7,367,116
		92,074,156
Netherlands — 0.1%
70,560	Randstad Holding NV	1,198,074
Philippines — 0.2%
1,192,080	San Miguel Corp.	1,282,735

See notes to financial statements.

Schedule of Investments (unaudited)  IVA Funds

IVA Worldwide Fund

March 31, 2009

Shares	Description	Value
South Korea — 1.2%
73,530	Fursys Inc.	$1,095,043
5,109	Lotte Confectionery Co., Ltd.	3,804,280
291,170	SK Telecom Co., Ltd., ADR	4,498,576
		9,397,899
Switzerland — 4.6%
24,860	Adecco SA	777,053
59,100	Affichage Holding SA	5,088,114
59,149	Kuehne & Nagel International AG	3,452,913
316,340	Nestlé SA	10,693,809
83,400	Panalpina Welttransport Holding AG	4,095,634
118,930	Schindler Holding AG	5,615,820
97,380	Swatch Group AG	4,856,228
2,884	Zehnder Group AG	1,836,862
		36,416,433
Taiwan — 0.4%
2,103,000	Taiwan Secom Co., Ltd.	2,861,920
Thailand — 0.9%
2,318,110	Bangkok Bank Public Co., Ltd.	4,902,249
19,149,790	Thai Beverage Public Co., Ltd.	2,203,368
		7,105,617
United Kingdom — 1.6%
43,560	Diageo Plc, ADR	1,949,310
90,360	ETFS Physical Palladium (a)	1,936,415
3,458,618	Millennium & Copthorne Hotels Plc	8,535,668
		12,421,393
United States — 7.0%
33	Berkshire Hathaway Inc., Class 'A' (a)	2,861,100
536,340	Cintas Corp.	13,258,325
705,570	Clear Channel Outdoor Holdings Inc., Class 'A' (a)	2,589,442
247,620	Dell Inc. (a)	2,347,438
304,270	eBay Inc. (a)	3,821,631
242,800	Helmerich & Payne Inc.	5,528,556
205,230	International Speedway Corp., Class 'A'	4,527,374
321,600	Kelly Services Inc.	2,588,880
536,050	Liberty Media Holding Corp., Interactive Group, Series 'A' (a)	1,554,545
207,880	Microsoft Corp.	3,818,756
69,680	ProShares UltraShort 20+ Year Treasury	3,040,835
423,065	San Juan Basin Royalty Trust	6,037,137
131,264	United States 12 Month Oil Fund, LP (a)	3,969,423
		55,943,442
	TOTAL COMMON STOCKS (Cost — $274,167,858)	262,430,659

See notes to financial statements.

Schedule of Investments (unaudited)  IVA Funds

IVA Worldwide Fund

March 31, 2009

Principal Amount	Description		Value
CORPORATE BONDS & NOTES — 22.1%
Canada — 0.4%
9,291,000	USD	Catalyst Paper Corp., 7.375% due 3/1/2014	$3,344,760
France — 8.4%
2,350,000	EUR	Ciments Français SA, 4.75% due 4/4/2017	2,218,967
27,650,000	EUR	Imerys SA, 5% due 4/18/2017	28,499,809
3,900,000	EUR	Lafarge SA, 5.375% due 6/26/2017	3,737,051
1,811,000	EUR	Rémy Cointreau SA, 5.2% due 1/15/2012 (b)	2,153,455
		Wendel:
26,650,000	EUR	4.875% due 5/26/2016 (b)	18,858,754
16,000,000	EUR	4.375% due 8/9/2017	11,284,278
			66,752,314
Ireland — 0.2%
2,193,000	EUR	Smurfit Kappa Funding Plc, 7.75% due 4/1/2015	1,299,352
Netherlands — 2.5%
6,383,000	EUR	ASML Holding NV, 5.75% due 6/13/2017	5,257,881
		UPC Holding BV:
7,186,000	EUR	7.75% due 1/15/2014 (b)	8,019,749
4,024,000	EUR	8.625% due 1/15/2014 (b)	4,651,269
1,632,000	EUR	8% due 11/1/2016 (b)	1,680,413
			19,609,312
United Kingdom — 1.0%
6,598,000	GBP	Kingfisher Plc, 5.625% due 12/15/2014	7,924,564
United States — 9.6%
1,678,000	USD	American Express Co., 7% due 3/19/2018	1,482,590
9,607,000	USD	Blount Inc., 8.875% due 8/1/2012	9,102,633
3,817,000	USD	Denbury Resources Inc., 9.75% due 3/1/2016	3,702,490
16,069,000	USD	Freeport-McMoRan Copper & Gold Inc., 8.25% due 4/1/2015	15,403,792
2,748,000	USD	Frontier Oil Corp., 8.5% due 9/15/2016	2,720,520
4,674,000	USD	Home Depot Inc., 5.4% due 3/1/2016	4,207,334
5,698,000	USD	Level 3 Financing Inc., 9.25% due 11/1/2014	3,960,110
17,630,000	USD	Mohawk Industries Inc., 6.625% due 1/15/2016 (c)	13,006,127
5,978,000	USD	Reliant Energy Inc., 6.75% due 12/15/2014	5,529,650
7,271,000	USD	Sirius XM Radio Inc., 9.625% due 8/1/2013	3,199,240
6,550,000	USD	Vulcan Materials Co., 7% due 6/15/2018	5,793,416
9,995,000	USD	Willis North America Inc., 6.2% due 3/28/2017	7,015,740
2,795,000	USD	Yankee Acquisition Corp., 8.5% due 2/15/2015	1,551,225
			76,674,867
		TOTAL CORPORATE BONDS & NOTES (Cost — $168,865,532)	175,605,169
CONVERTIBLE BONDS— 4.8%
Netherlands — 2.1%
17,731,000	EUR	USG People NV, 3% due 10/18/2012	16,995,726
Switzerland — 2.2%
25,210,000	CHF	Pargesa Holdings SA, 1.75% due 6/15/2014	17,557,083

See notes to financial statements.

Schedule of Investments (unaudited)  IVA Funds

IVA Worldwide Fund

March 31, 2009

Principal Amount	Description		Value
United States — 0.5%
4,590,000	USD	Linear Technology Corp., 3% due 5/1/2027	$3,821,175
		TOTAL CONVERTIBLE BONDS (Cost — $35,415,149)	38,373,984
COMMERCIAL MORTGAGE BACKED SECURITIES — 5.8%
United States — 5.8%
		Citigroup/Deutsche Bank Commercial Mortgage Trust:
15,380,000	USD	CD 2007-CD5 A4, 5.886% due 11/15/2044	11,057,079
12,645,000	USD	CD 2006-CD3 A4, 5.658% due 10/15/2048	8,627,276
10,526,000	USD	CD 2006-CD3 A5, 5.617% due 10/15/2048	7,794,185
6,078,000	USD	CD 2007-CD4 A5, 5.322% due 12/11/2049	4,063,141
21,947,000	USD	Credit Suisse Mortgage Capital Certificates, 6.021% due 6/15/2038	14,861,479
		TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost — $43,207,342)	46,403,160
Ounces
COMMODITIES — 7.9%
68,523		Gold Bullion (a) (Cost — $59,781,848)	62,960,336
Principal Amount
SHORT-TERM INVESTMENTS — 24.1%
Commercial Paper — 22.9%
		Alcon Capital Corp.:
10,500,000	USD	0.17% due 4/6/2009 (b)	10,499,752
3,400,000	USD	0.25% due 4/14/2009 (b)	3,399,693
11,400,000	USD	0.18% due 5/12/2009 (b)	11,397,663
5,000,000	USD	ConocoPhillips, 0.25% due 4/20/2009 (b)	4,999,340
5,856,000	USD	Estée Lauder Co., 0.28% due 4/9/2009 (b)	5,855,636
		GDF Suez SA:
7,700,000	USD	0.32% due 4/15/2009 (b)	7,699,042
21,300,000	USD	0.32% due 4/21/2009 (b)	21,296,213
10,000,000	USD	0.31% due 4/22/2009 (b)	9,998,192
		Hewlett Packard Co.:
13,002,000	USD	0.3% due 4/1/2009 (b)	13,002,000
7,000,000	USD	0.24% due 4/6/2009 (b)	6,999,767
5,100,000	USD	Microsoft Corp., 0.05% due 4/27/2009 (b)	5,099,816
		Nestlé Capital Corp.:
19,000,000	USD	0.2% due 4/1/2009 (b)	19,000,000
13,000,000	USD	0.01% due 4/30/2009 (b)	12,999,895
18,800,000	USD	Siemens Capital Co. LLC, 0.25% due 4/1/2009 (b)	18,800,000
19,000,000	USD	Sigma-Aldrich Corp., 0.14% due 4/7/2009 (b)	18,999,557
12,000,000	USD	United Parcel Service Inc., 0.04% due 4/3/2009 (b)	11,999,973
			182,046,539
U.S. Treasury Bill — 1.2%
9,900,000	USD	United States Treasury Bill, 0.01% due 7/16/2009 (d)	9,894,317
		TOTAL SHORT-TERM INVESTMENTS (Cost — $191,941,000)	191,940,856

See notes to financial statements.

Schedule of Investments (unaudited)  IVA Funds

IVA Worldwide Fund

March 31, 2009

Value
TOTAL INVESTMENTS — 97.7% (Cost — $773,378,729) (e)	$777,714,164
Other Assets In Excess of Liabilities — 2.3%	18,235,620
TOTAL NET ASSETS — 100.0%	$795,949,784

Schedule of Written Put Options — (0.1%)

Contracts	Description	Date	Expiration Price	Strike Value
(466)	3M Co.	4/18/2009	$40.00	$(6,990)
(668)	3M Co.	7/18/2009	45.00	(190,380)
(2,490)	Comcast Corp.	7/18/2009	10.00	(149,400)
(3,348)	General Electric Co.	6/20/2009	6.00	(112,158)
	Total Written Put Options (Premiums Received: $974,863)			$(458,928)

(a)  Non-income producing investment.

(b)  Security is exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

(c)  Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2009.

(d)  All or a portion of this security is held at the custodian as collateral for written put options.

(e)  Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ADR - American Depositary Receipt

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

USD - United States Dollar

Sector/Industry Breakdown (As a Percent of Total Investments):

Industrials	16.3%
Consumer Discretionary	9.1%
Gold	8.1%
Holding Company	6.8%
Consumer Staples	6.7%
Real Estate	6.6%
Materials	5.8%
Information Technology	4.1%
Telecommunication Services	2.9%
Energy	2.8%
Financials	2.1%
Mining	2.0%
Health Care	1.8%
Other	0.2%
Short-Term Investments	24.7%
100.0%

See notes to financial statements.

Schedule of Investments (unaudited)  IVA Funds

IVA International Fund

March 31, 2009

Shares	Description	Value
COMMON STOCKS — 35.9%
Belgium — 0.8%
157,123	RHJ International SA (a)	$561,547
13,150	Sofina SA	920,552
		1,482,099
France — 8.1%
5,550	Bolloré	575,151
68,900	Carrefour SA	2,691,292
21,620	Ciments Français SA	1,580,987
16,690	EuropaCorp	109,763
320	Financière de l'Odet SA	57,391
35,250	Groupe Crit	341,882
12,930	Guyenne et Gascogne SA	962,013
21,330	L'Oréal SA	1,467,962
121,800	Legrand SA	2,117,460
5,310	Neopost SA	412,039
54,010	Publicis Groupe SA	1,386,358
12,680	Robertet SA	1,042,808
20,610	Séché Environnement SA	1,204,828
40,576	Securidev SA	894,894
1,150	Sucrière de Pithiviers-Le-Vieil SA	800,614
		15,645,442
Hong Kong — 0.4%
3,228,650	Clear Media Ltd. (a)	758,153
Ireland — 0.2%
262,100	C&C Group Plc	452,694
Italy — 0.3%
58,746	Gewiss S.p.A	195,125
88,420	Italcementi S.p.A	466,375
		661,500
Japan — 14.0%
92,600	Astellas Pharma Inc.	2,825,196
56,500	Canon Inc.	1,609,638
198,500	Cosel Co., Ltd.	1,528,080
32,200	FANUC Ltd.	2,156,751
95,000	Icom Inc.	2,001,061
185,000	Kanamoto Co., Ltd.	622,367
9,000	Kintetsu World Express Inc.	165,116
117,740	Kose Corp.	2,174,357
20,900	Makita Corp.	464,515
2,700	Medikit Co., Ltd.	419,518
36,900	Milbon Co., Ltd.	784,710
308,300	Nippon Thompson Co., Ltd.	1,034,052
141,600	Nissin Healthcare Food Service Co., Ltd.	1,366,146
22,600	Nitto Kohki Co., Ltd.	343,618
95,700	Secom Co., Ltd.	3,509,532
10,600	Secom Joshinetsu Co., Ltd.	163,307
87,300	Shingakukai Co., Ltd.	189,620
249,600	Shoei Co., Ltd.	1,389,398
10,020	Shofu Inc.	73,187
4,500	SK Kaken Co., Ltd.	79,512
18,300	SMC Corp.	1,747,083
143	Techno Medica Co., Ltd.	314,936

See notes to financial statements.

Schedule of Investments (unaudited)  IVA Funds

IVA International Fund

March 31, 2009

Shares	Description		Value
Japan — 14.0% (continued)
	384,100	Temp Holdings Co., Ltd.	$1,971,236
			26,932,936
Netherlands — 0.1%
	15,930	Randstad Holding NV	270,484
Philippines — 0.3%
	490,960	San Miguel Corp.	528,296
South Korea — 1.3%
	33,230	Fursys Inc.	494,876
	1,142	Lotte Confectionery Co., Ltd.	850,360
	76,480	SK Telecom Co., Ltd., ADR	1,181,616
			2,526,852
Switzerland — 6.0%
	6,740	Adecco SA	210,673
	16,760	Affichage Holding SA	1,442,924
	16,990	Kuehne & Nagel International AG	991,817
	108,090	Nestlé SA	3,653,960
	20,950	Panalpina Welttransport Holding AG	1,028,819
	41,500	Schindler Holding AG	1,959,611
	30,470	Swatch Group AG	1,464,095
	1,160	Zehnder Group AG	738,821
			11,490,720
Taiwan — 0.4%
	625,000	Taiwan Secom Co., Ltd.	850,547
Thailand — 1.2%
	747,920	Bangkok Bank Public Co., Ltd.	1,581,672
	5,812,930	Thai Beverage Public Co., Ltd.	668,834
			2,250,506
United Kingdom — 2.0%
	14,990	Diageo Plc, ADR	670,803
	24,170	ETFS Physical Palladium (a)	517,963
	1,077,390	Millennium & Copthorne Hotels Plc	2,658,936
			3,847,702
United States — 0.8%
	49,691	United States 12 Month Oil Fund, LP (a)	1,502,656
		TOTAL COMMON STOCKS (Cost — $72,173,370)	69,200,587
Principal Amount
CORPORATE BONDS & NOTES — 14.2%
Canada — 0.4%
2,078,000	USD	Catalyst Paper Corp., 7.375% due 3/1/2014	748,080
France — 9.2%
900,000	EUR	Ciments Français SA, 4.75% due 4/4/2017	849,817
6,700,000	EUR	Imerys SA, 5% due 4/18/2017	6,905,921
2,100,000	EUR	Lafarge SA, 5.375% due 6/26/2017	2,012,258
578,000	EUR	Rémy Cointreau SA, 5.2% due 1/15/2012 (b)	687,298

See notes to financial statements.

Schedule of Investments (unaudited)  IVA Funds

IVA International Fund

March 31, 2009

Principal Amount	Description		Value
France — 9.2% (continued)
		Wendel:
5,100,000	EUR	4.875% due 5/26/2016 (b)	$3,608,993
5,300,000	EUR	4.375% due 8/9/2017	3,737,917
			17,802,204
Ireland — 0.4%
		Smurfit Kappa Funding Plc:
20,000	USD	7.75% due 4/1/2015	11,850
751,000	EUR	7.75% due 4/1/2015	708,423
			720,273
Netherlands — 2.0%
1,594,000	EUR	ASML Holding NV, 5.75% due 6/13/2017	1,313,029
		UPC Holding BV:
380,000	EUR	7.75% due 1/15/2014 (b)	424,089
1,193,000	EUR	8.625% due 1/15/2014 (b)	1,378,967
683,000	EUR	8% due 11/1/2016 (b)	703,261
			3,819,346
United Kingdom — 1.0%
1,716,000	GBP	Kingfisher Plc, 5.625% due 12/15/2014	2,061,011
United States — 1.2%
2,395,000	USD	Freeport-McMoRan Copper & Gold Inc., 8.25% due 4/1/2015	2,295,854
		TOTAL CORPORATE BONDS & NOTES (Cost — $27,112,387)	27,446,768
CONVERTIBLE BONDS — 4.6%
Netherlands — 2.4%
4,769,000	EUR	USG People NV, 3% due 10/18/2012	4,571,238
Switzerland — 2.2%
6,170,000	CHF	Pargesa Holdings SA, 1.75% due 6/15/2014	4,296,993
		TOTAL CONVERTIBLE BONDS (Cost — $8,295,764)	8,868,231
Ounces
COMMODITIES — 7.9%
16,666		Gold Bullion (a) (Cost — $14,467,827)	15,312,948
Principal Amount
SHORT-TERM INVESTMENTS — 36.2%
Commercial Paper — 36.2%
		Alcon Capital Corp.:
3,000,000	USD	0.17% due 4/6/2009 (b)	2,999,929
2,000,000	USD	0.21% due 4/14/2009 (b)	1,999,848
2,500,000	USD	0.18% due 5/12/2009 (b)	2,499,488
3,200,000	USD	AutoZone Inc., 0.9% due 4/7/2009 (b)	3,199,520
5,000,000	USD	Cintas Corp., 0.2% due 4/13/2009 (b)	4,999,667
1,000,000	USD	ConocoPhillips, 0.33% due 6/1/2009 (b)	999,395
4,000,000	USD	Devon Energy Corp., 0.55% due 4/1/2009 (b)	4,000,000
		GDF Suez SA:
2,600,000	USD	0.32% due 4/15/2009 (b)	2,599,676
2,600,000	USD	0.33% due 4/16/2009 (b)	2,599,643
4,200,000	USD	0.32% due 4/16/2009 (b)	4,199,440
4,500,000	USD	Hewlett Packard Co., 0.24% due 4/6/2009 (b)	4,499,850

See notes to financial statements.

Schedule of Investments (unaudited)  IVA Funds

IVA International Fund

March 31, 2009

Principal Amount	Description		Value
Commercial Paper — 36.2% (continued)
		Microsoft Corp.:
3,400,000	USD	0.15% due 4/21/2009 (b)	$3,399,717
5,500,000	USD	0.05% due 4/27/2009 (b)	5,499,801
		Nestlé Capital Corp.:
3,700,000	USD	0.2% due 4/1/2009 (b)	3,700,000
5,000,000	USD	0.01% due 4/3/2009 (b)	4,999,997
1,000,000	USD	0.19% due 4/6/2009 (b)	999,974
4,100,000	USD	NetJets Inc., 0.23% due 5/1/2009 (b)	4,099,214
3,300,000	USD	Siemens Capital Co. LLC, 0.25% due 4/1/2009 (b)	3,300,000
3,600,000	USD	Sigma-Aldrich Corp., 0.2% due 4/6/2009 (b)	3,599,900
		Wisconsin Energy Corp.:
4,200,000	USD	0.75% due 4/3/2009 (b)	4,199,825
1,400,000	USD	0.85% due 4/15/2009 (b)	1,399,537
		TOTAL SHORT-TERM INVESTMENTS (Cost — $69,794,467)	69,794,421
		TOTAL INVESTMENTS — 98.8% (Cost — $191,843,815) (c)	190,622,955
		Other Assets In Excess of Liabilities — 1.2%	2,381,176
		TOTAL NET ASSETS — 100.0%	$193,004,131

(a)  Non-income producing investment.

(b)  Security is exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

(c)  Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ADR - American Depositary Receipt

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

USD - United States Dollar

Sector/Industry Breakdown (As a Percent of Total Investments):

Industrials	16.6%
Consumer Staples	9.9%
Gold	8.0%
Holding Company	6.6%
Materials	6.3%
Consumer Discretionary	5.8%
Information Technology	2.6%
Telecommunication Services	1.9%
Health Care	1.9%
Mining	1.2%
Financials	0.8%
Energy	0.8%
Real Estate	0.7%
Other	0.3%
Short-Term Investments	36.6%
100.0%

See notes to financial statements.

Statements of Assets and Liabilities (unaudited)  IVA Funds

March 31, 2009

	IVA Worldwide Fund	IVA International Fund
Assets:
Long-term investments, at cost	$581,437,729	$122,049,348
Short-term investments, at cost	191,941,000	69,794,467
Foreign currency, at cost	2,864,582	371,493
Long-term investments, at value	$585,773,308	$120,828,534
Short-term investments, at value	191,940,856	69,794,421
Foreign currency, at value	2,882,854	372,528
Cash	171,311	166,722
Receivable for Fund shares sold	17,233,887	3,330,560
Dividends and interest receivable	9,302,587	1,957,890
Receivable for investments sold	3,718,501	951,557
Unrealized appreciation on forward foreign currency contracts	1,137,524	349,009
Deferred offering costs	116,746	85,441
Prepaid expenses and other assets	19,264	11,155
Total assets	812,296,838	197,847,817
Liabilities:
Payable for investments purchased	$13,522,538	$4,057,127
Unrealized depreciation on forward foreign currency contracts	1,302,099	421,397
Written options (Premiums received: $974,863)	458,928	—
Payable for Fund shares repurchased	227,848	152,646
Accrued management fees	514,489	98,283
Accrued distribution and service fees	107,618	15,696
Accrued Trustee fees	5,964	1,460
Accrued expenses and other liabilities	207,570	97,077
Total liabilities	16,347,054	4,843,686
Net Assets	$795,949,784	$193,004,131
Net Assets Consist of:
Par value ($0.001 per share)	$68,053	$16,978
Additional paid-in-capital	790,934,002	193,948,212
Undistributed net investment income	4,807,509	700,515
Net realized loss on investments and foreign currency transactions	(4,659,197)	(376,025)
Net unrealized appreciation (depreciation) from investments, written options and foreign currency translation	4,799,417	(1,285,549)
Net Assets	$795,949,784	$193,004,131
Net Asset Value Per Share:
Class A
Net assets	$236,522,838	$51,350,263
Shares outstanding	20,220,189	4,519,145
Net asset value per share	$11.70	$11.36
Maximum offering price per share (based on maximum initial sales charge of 5.00%)	$12.32	$11.96
Class C
Net assets	$96,514,104	$8,116,268
Shares outstanding	8,267,708	715,970
Net asset value per share	$11.67	$11.34
Class I
Net assets	$462,912,842	$133,537,600
Shares outstanding	39,565,092	11,743,290
Net asset value per share	$11.70	$11.37

See notes to financial statements.

Statements of Operations (unaudited)  IVA Funds

For the Six Months Ended March 31, 2009

	IVA Worldwide Fund	IVA International Fund
Investment Income:
Interest	$6,389,082	$1,051,028
Dividends	2,216,025	567,184
Less: Foreign taxes withheld	(171,203)	(50,392)
Total income	8,433,904	1,567,820
Expenses:
Management fees	1,661,683	391,307
Distribution and service fees:
Class A	103,166	30,460
Class C	185,843	21,800
Offering costs	118,723	85,607
Custody fees	99,194	67,049
Administration fees	67,228	61,605
Trustee fees	22,088	5,337
Other expenses	377,959	122,749
Total expenses	2,635,884	785,914
Less: Fees waived	(223,665)	(232,466)
Net expenses	2,412,219	553,448
Net investment income	6,021,685	1,014,372
Net Realized and Unrealized Gain (Loss) on Investments, Written Options and Foreign Currency:
Net realized gain (loss) on:
Investments	(4,292,341)	(489,195)
Foreign currency transactions	(366,856)	113,170
Net realized loss	(4,659,197)	(376,025)
Net unrealized appreciation (depreciation) from:
Investments	4,335,435	(1,220,860)
Written options	515,935	—
Foreign currency translation	(51,953)	(64,689)
Net unrealized appreciation (depreciation)	4,799,417	(1,285,549)
Net realized and unrealized gain (loss) on investments, written options and foreign currency	140,220	(1,661,574)
Increase (decrease) in net assets resulting from operations	$6,161,905	$(647,202)

See notes to financial statements.

Statements of Changes in Net Assets (unaudited)  IVA Funds

For the Six Months Ended March 31, 2009

	IVA Worldwide Fund	IVA International Fund
Increase (Decrease) in Net Assets:
Net investment income	$6,021,685	$1,014,372
Net realized loss	(4,659,197)	(376,025)
Net unrealized appreciation (depreciation)	4,799,417	(1,285,549)
Increase (decrease) in net assets resulting from operations	6,161,905	(647,202)
Distributions to Shareholders From:
Net investment income:
Class A	(200,369)	(90,057)
Class C	(40,143)	(7,049)
Class I	(973,664)	(216,751)
Total distributions to shareholders	(1,214,176)	(313,857)
Capital Share Transactions:
Proceeds from shares sold	830,515,920	205,181,107
Reinvestment of distributions	1,173,612	268,407
Cost of shares repurchased	(40,687,477)	(11,484,324)
Increase in net assets from capital share transactions	791,002,055	193,965,190
Increase in net assets	795,949,784	193,004,131
Net Assets:
Beginning of period	—	—
End of period (including undistributed net investment income of $4,807,509 and $700,515, respectively)	$795,949,784	$193,004,131

See notes to financial statements.

Financial Highlights (unaudited)

IVA Worldwide Fund

For a share of each class of beneficial interest outstanding:

	Six Months Ended March 31, 2009A
	Class A	Class C	Class I
Net asset value, beginning of period	$12.00	$12.00	$12.00
Increase (decrease) from investment operations:
Net investment incomeB	0.20	0.15	0.19
Net realized and unrealized loss	(0.46)	(0.46)	(0.45)
Decrease from investment operations	(0.26)	(0.31)	(0.26)
Decrease from distributions:
Net investment income	(0.04)	(0.02)	(0.04)
Net asset value, end of period	$11.70	$11.67	$11.70
Total returnC,D	(2.20)%	(2.61)%	(2.15)%
Ratios to average net assets:
Net expensesE,F	1.40%	2.15%	1.15%
Net investment incomeE,G	3.39%	2.56%	3.32%
Supplemental data:
Portfolio turnover rateC	31.9%	31.9%	31.9%
Net assets, end of period (000's)	$236,523	$96,514	$462,913

A  For the period October 1, 2008 (commencement of investment operations) to March 31, 2009.

B  Calculated using average daily shares outstanding.

C  Not annualized.

D  The total returns include the effect of certain contractual fee waivers and/or expense reimbursements.

E  Annualized.

F  Reflects certain contractual fee waivers and/or expense reimbursements (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses) to limit the amount of total operating expenses to 1.40%, 2.15% and 1.15% for Class A, Class C and Class I, respectively. The ratio of expenses to average net assets without the effect of fee waivers and/or expense reimbursements is 1.50%, 2.27% and 1.28% for Class A, Class C and Class I, respectively.

G  The ratio of net investment income without the effect of certain contractual fee waivers and/or expense reimbursements is 3.28%, 2.44% and 3.20% for Class A, Class C and Class I, respectively.

See notes to financial statements.

Financial Highlights (unaudited)

IVA International Fund

For a share of each class of beneficial interest outstanding:

	Six Months Ended March 31, 2009A
	Class A	Class C	Class I
Net asset value, beginning of period	$12.00	$12.00	$12.00
Increase (decrease) from investment operations:
Net investment incomeB	0.12	0.08	0.14
Net realized and unrealized loss	(0.72)	(0.72)	(0.73)
Decrease from investment operations	(0.60)	(0.64)	(0.59)
Decrease from distributions:
Net investment income	(0.04)	(0.02)	(0.04)
Net asset value, end of period	$11.36	$11.34	$11.37
Total returnC,D	(5.04)%	(5.36)%	(4.90)%
Ratios to average net assets:
Net expensesE,F	1.40%	2.15%	1.15%
Net investment incomeE,G	2.15%	1.35%	2.48%
Supplemental data:
Portfolio turnover rateC	35.7%	35.7%	35.7%
Net assets, end of period (000's)	$51,350	$8,116	$133,538

A  For the period October 1, 2008 (commencement of investment operations) to March 31, 2009.

B  Calculated using average daily shares outstanding.

C  Not annualized.

D  The total returns include the effect of certain contractual fee waivers and/or expense reimbursements.

E  Annualized.

F  Reflects certain contractual fee waivers and/or expense reimbursements (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses) to limit the amount of total operating expenses to 1.40%, 2.15% and 1.15% for Class A, Class C and Class I, respectively. The ratio of expenses to average net assets without the effect of fee waivers and/or expense reimbursements is 1.87%, 3.34% and 1.66% for Class A, Class C and Class I, respectively.

G  The ratio of net investment income without the effect of certain contractual fee waivers and/or expense reimbursements is 1.68%, 0.16% and 1.97% for Class A, Class C and Class I, respectively.

See notes to financial statements.

Notes to Financial Statements (unaudited)  IVA Funds

Note 1 – Organization and Significant Accounting Policies

IVA Fiduciary Trust (the "Trust") consists of the IVA Worldwide Fund (the "Worldwide Fund") and IVA International Fund (the "International Fund") (each, a "Fund" and, together, the "Funds"). The Worldwide Fund and the International Fund are each an investment portfolio of the Trust, an open-end series management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and organized as a Massachusetts Business Trust. The Funds commenced investment operations on October 1, 2008. The Worldwide Fund seeks long-term growth of capital by investing in a range of securities and asset classes from markets around the world, including U.S. markets. The International Fund seeks long-term growth of capital by investing in a range of securities and asset classes from markets around the world, excluding U.S. markets.

The following are significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"):

Use of Estimates. Preparation of these financial statements in conformity with U.S. GAAP requires the Funds' management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. Actual results could differ from these estimates.

Valuation of the Funds. The net asset value per share ("NAV") of a Fund's shares of a particular class is calculated each day that the New York Stock Exchange ("NYSE") is open.

Equity securities are generally valued at the official closing price or the last sale price on the exchange or over-the-counter market that is the primary market for such securities. If no sales or closing prices are reported during the day, equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers, or pricing services. If there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long and short positions, respectively.

Exchange-traded options are generally valued at the mean of the bid and asked quotations on the exchange at closing. Exchange-traded options may also be valued at the NBBO (National Best Bid and Offer from participant exchanges) reported by the Options Price Reporting Authority. Over-the-counter options not traded on an exchange are valued at the mean of the bid and asked quotations. If there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short options, respectively.

Precious metals are valued at the spot price at the time trading on the New York Stock Exchange closes (normally 4:00 p.m. E.S.T.).

Debt securities (except for short-term investments as described below) for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, debt securities are valued at the last bid price alone. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

Forward currency contracts are valued at the current cost of offsetting such contracts.

The Board of Trustees (the "Board") has established a Pricing and Fair Valuation Committee (the "Committee") comprised of officers of International Value Advisers, LLC (the "Adviser") to which it has delegated the responsibility for overseeing the implementation of the Valuation Procedures and fair value determinations made on behalf of the Board. The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g. corporate actions or announcements) or events relating to multiple issuers (e.g. governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third parties including broker-dealers and other market intermediaries, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. For securities that do not trade during NYSE hours, fair valuation determinations are based on analyses of market movements after the close of those securities' primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine the Funds' NAVs may differ from quoted or published prices, or from prices that are used by others, for the same investments. The use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Funds.

Notes to Financial Statements (unaudited)  IVA Funds

Portfolio Transactions and Investment Income. Portfolio transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investment transactions are determined by the specific identification method.

Class Allocation. Investment income, realized and unrealized gains and losses, and Fund expenses and expense reductions, if any, are allocated to the various classes of each Fund pro rata on the basis of relative net assets. Each class bears certain expenses unique to that class. Differences in class-level expenses may result in payment of different per share dividends by each share class.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Accordingly, the nature of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Federal and Other Taxes. It is each Fund's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, each Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds' financial statements.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes. This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the applicable taxing authority and requires measurement of a tax position meeting the "more-likely-than-not" criterion, based on the largest benefit that is more than fifty percent realized. The Funds adopted the provisions of FIN 48 on October 1, 2008. Management has analyzed each Fund's tax positions and determined that the tax positions met a "more-likely-than-not" threshold and that no provision for income tax would be required in the Funds' financial statements.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Foreign Currency Translation. Portfolio securities and other assets initially valued in currencies other than the U.S. Dollar are converted to U.S. Dollars using exchange rates obtained from pricing services. The value of any investment that is listed or traded on more than one exchange is based on the exchange or market determined by the Adviser to be the primary trading venue for that investment. A quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for a particular investment may be relied upon in instances where a quotation is not available on the primary exchange or market.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund's books and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Forward Foreign Currency Exchange Contracts. Each Fund may engage in buying and selling forward foreign currency contracts to manage the exposure of investments denominated in non-U.S. currencies against fluctuations in relative value or to generate income or gains. A forward foreign currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, at a price set at the time of the contract.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract, movements in foreign investment security values and changes in interest rates. Credit risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Notes to Financial Statements (unaudited)  IVA Funds

Option Transactions. Each Fund may write covered calls and covered puts on equity or debt securities and on stock indices. Each Fund may write call options in seeking to enhance investment return or to hedge against declines in the prices of portfolio securities or may write put options to hedge against increases in the prices of securities which it intends to purchase. A call option is covered if a Fund holds, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by a Fund in cash, treasury bills or other high grade short-term obligations in a segregated account with its custodian). A put option is covered if a Fund maintains cash, treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or holds on a share-for-share basis a put on the same equity or debt security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or lower than the exercise price of the put written if the difference is maintained in a segregated account with its custodian.

Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of the purchase or added to the proceeds of the sale to determine whether the Fund has realized a gain or loss on the put or call. When a Fund enters into a closing transaction, the Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.

Options transactions involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. Price fluctuation on underlying equity or debt securities and on market indices may cause the written put or call options to be assigned on unfavorable terms to the Funds. Written put options involve elements of liquidity risk if a Fund is unable to enter into a closing transaction due to there being a lack of market makers for a particular equity or debt security. Counterparty risk associated with pledged collateral to the executing counterparty is limited to the extent that the pledged collateral is held in a segregated account at the Funds' custodian.

Foreign Securities Risk. Each Fund invests in foreign securities. Foreign securities can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. Since foreign exchanges may be open on days when a Fund does not price its shares, the value of the securities in such Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

Recent Accounting Pronouncements. In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds' derivative and hedging activities, including how such activities are accounted for and their effect on the Funds' financial positions, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds' financial statements and related disclosures.

In April 2009, FASB issued FASB Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly ("SFSP 157-4"). SFSP 157-4 provides additional guidance for estimating fair value in accordance with FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. SFSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of SFSP 157-4 will have on the Funds' financial statement disclosures.

Note 2 – Fair Value Measurement

Effective October 1, 2008, the Funds adopted SFAS 157. SFAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Funds' investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Notes to Financial Statements (unaudited)  IVA Funds

The following is a summary of the inputs used in valuing the Worldwide Fund's assets at fair value:

	Value as of March 31, 2009	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets:
Investments	$777,714,164	$325,390,995	$452,323,169	—
Other Financial Instruments*	1,137,524	—	1,137,524	—
Liabilities:
Other Financial Instruments*	1,761,027	458,928	1,302,099	—

*Other financial instruments include written options and forward foreign currency contracts.

The following is a summary of the inputs used in valuing the International Fund's assets at fair value:

	Value as of March 31, 2009	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets:
Investments	$190,622,955	$84,513,535	$106,109,420	—
Other Financial Instruments*	349,009	—	349,009	—
Liabilities:
Other Financial Instruments*	421,397	—	421,397	—

*Other financial instruments include forward foreign currency contracts.

Note 3 – Investment Management Agreement and Other Transactions with Affiliates

International Value Advisers, LLC is the investment adviser of the Funds ("IVA" or the "Adviser"). The Adviser's primary business is to provide a variety of investment management services to investment vehicles, including the Funds. The Adviser is responsible for all business activities and oversight of the investment decisions made for the Funds.

In return for providing management services to the Funds, each Fund pays the Adviser an investment management fee, calculated daily and paid monthly, at an annual rate of 0.90% of each Fund's average daily net assets.

The Adviser has contractually agreed to waive fees and/or reimburse expenses (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses) to limit the amount of each Fund's total annual operating expenses to 1.40%, 2.15% and 1.15% of each Fund's average daily net assets for Class A, Class C and Class I shares, respectively. This agreement is currently in effect through September 30, 2009, when it will be re-evaluated. During the six months ended March 31, 2009, the Adviser waived a portion of its investment management fee in the amount of $223,665 for the Worldwide Fund and $232,466 for the International Fund.

The Adviser will be permitted to recover, on a class by class basis, expenses it has borne through the undertakings described above to the extent that the Funds' expenses in later periods fall below the annual rates set forth in the relevant undertaking. The Board must approve any recoupment payment made to the Adviser. The Fund will not be obligated to pay any such deferred fees and expenses more than one year after the end of the fiscal year in which the fee and expense was deferred.

Foreside Distribution Services, L.P. (the "Distributor") serves as the Funds' sole and exclusive distributor.

The Funds have adopted Distribution and Services Plans ("12b-1 Plans"), pursuant to Rule 12b-1 under the 1940 Act. Under those 12b-1 Plans, the Funds pay a distribution fee with respect to Class A and C shares calculated at the annual rate of 0.25% and 0.75% of the average daily net assets of each respective class. The Funds also pay a service fee with respect to Class C shares calculated at the annual

Notes to Financial Statements (unaudited)  IVA Funds

rate of 0.25% of the average daily net assets of each class. Class I shares do not participate in 12b-1 Plans. Fees paid under the 12b-1 Plans for the six months ended March 31, 2009 are disclosed in the Statements of Operations.

There is a maximum initial sales charge of 5.00% for Class A shares. Class A shares may be subject to a contingent deferred sales charge ("CDSC") of 0.75% if $1,000,000 or more of Class A shares were initially purchased and subsequently redeemed within 18 months.

There is a CDSC of 1.00% on Class C shares, which applies if a redemption occurs within one year from purchase.

For the six months ended March 31, 2009, the Distributor received sales charges of approximately $92,831 and $16,865 on sales of the Worldwide Fund and International Fund's Class A shares, respectively. In addition, for the six months ended March 31, 2009, CDSCs paid to the Distributor were approximately $5,484 and $2,435 for the Worldwide Fund and International Fund, respectively.

Note 4 – Investments

During the six months ended March 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Worldwide Fund	International Fund
Purchases	$700,653,380	$148,107,951
Sales	107,004,953	25,987,464

The following information is presented on a federal income tax basis as of March 31, 2009. The cost basis of investments for federal income tax purposes at March 31, 2009 is shown below:

	Worldwide Fund	International Fund
Cost basis of investments	$773,378,729	$191,843,815
Gross unrealized appreciation	$27,297,649	$4,377,483
Gross unrealized depreciation	(22,962,214)	(5,598,343)
Net unrealized appreciation (depreciation)	$4,335,435	$(1,220,860)

The Worldwide Fund had the following forward foreign currency contracts open at March 31, 2009:

Foreign Currency	Settlement Date	Local Currency Amount		USD Equivalent	USD Value at March 31, 2009	Unrealized Appreciation (Depreciation)
Contracts to Sell:
British Pound	6/19/2009	GBP	5,347,433	$7,494,962	$7,647,064	$(152,102)
Euro	6/19/2009	EUR	15,140,000	19,197,225	20,078,517	(881,292)
Japanese Yen	6/19/2009	JPY	2,701,000,000	28,412,266	27,274,742	1,137,524
Swiss Franc	6/19/2009	CHF	17,470,000	15,087,651	15,356,356	(268,705)
Net Unrealized Depreciation on Forward Foreign Currency Contracts						$(164,575)

Notes to Financial Statements (unaudited)  IVA Funds

The International Fund held the following forward foreign currency contracts open at March 31, 2009:

Foreign Currency	Settlement Date	Local Currency Amount		USD Equivalent	USD Value at March 31, 2009	Unrealized Appreciation (Depreciation)
Contracts to Sell:
British Pound	6/19/2009	GBP	1,390,792	$1,949,334	$1,988,894	$(39,560)
Euro	6/19/2009	EUR	5,380,000	6,821,593	7,134,902	(313,309)
Japanese Yen	6/19/2009	JPY	772,000,000	8,143,699	7,795,669	348,030
Japanese Yen	6/19/2009	JPY	24,550,000	248,885	247,906	979
Swiss Franc	6/19/2009	CHF	4,490,000	3,878,240	3,946,768	(68,528)
Net Unrealized Depreciation on Forward Foreign Currency Contracts						$(72,388)

As of March 31, 2009, treasury bills valued at $9,894,317 were segregated by the custodian to cover collateral requirements for options written in the Worldwide Fund. During the six months ended March 31, 2009, written put option transactions for the Worldwide Fund were as follows:

	Number of Contracts	Premiums
Written Put Options, outstanding October 1, 2008	—	—
Options written	6,972	$974,863
Options exercised	—	—
Options expired	—	—
Written Put Options, outstanding March 31, 2009	6,972	$974,863

Note 5 – Shares of Beneficial Interest

At March 31, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Funds have the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class for the period ended March 31, 2009 were as follows:

Worldwide Fund
	Shares	Amount
Class A
Shares sold	21,215,107	$246,915,427
Shares reinvested	15,616	185,682
Shares repurchased	(1,010,534)	(11,656,742)
Net Increase	20,220,189	$235,444,367
Class C
Shares sold	8,315,532	$97,157,869
Shares reinvested	3,324	39,514
Shares repurchased	(51,148)	(574,008)
Net Increase	8,267,708	$96,623,375
Class I
Shares sold	41,956,090	$486,442,624
Shares reinvested	79,766	948,416
Shares repurchased	(2,470,764)	(28,456,727)
Net Increase	39,565,092	$458,934,313

Notes to Financial Statements (unaudited)  IVA Funds

International Fund
	Shares	Amount
Class A
Shares sold	4,762,615	$55,041,087
Shares reinvested	6,177	73,135
Shares repurchased	(249,647)	(2,810,630)
Net Increase	4,519,145	$52,303,592
Class C
Shares sold	737,172	$8,547,139
Shares reinvested	570	6,753
Shares repurchased	(21,772)	(243,944)
Net Increase	715,970	$8,309,948
Class I
Shares sold	12,477,254	$141,592,881
Shares reinvested	15,922	188,519
Shares repurchased	(749,886)	(8,429,750)
Net Increase	11,743,290	$133,351,650

Redemption Fees. The Funds impose a redemption fee of 2% of the total redemption amount on the Funds' shares redeemed within 30 days of buying them. The purpose of the redemption fees is to deter excessive, short-term trading and other abusive trading practices, and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by "market timers" and other short-term shareholders, thereby insulating longer-term shareholders from such costs.

Note 6 – Additional Information

Proxy Voting. Information on how the Funds voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-866-941-4482, and (2) on the Securities and Exchange Commission ("SEC") website at www.sec.gov. The Funds commenced operations on October 1, 2008, therefore, the first filing on Form N-PX is due on or about August 31, 2009.

Schedules of Portfolio Holdings. The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call 1-866-941-4482.

Board Approval of Management Agreement  IVA Funds

At a meeting held on August 21, 2008, the Board of Trustees of the Trust (the "Board"), including all of the Trustees who are not "interested persons" of the Trust (the "Independent Trustees") approved the Investment Advisory Agreement (the "Agreement") between the Trust, on behalf of the Funds, and the Adviser.

To assist the Board in its evaluation of the proposed Agreement, the Independent Trustees received materials and other information, in adequate time in advance of the meeting, which outlined, among other matters:

  the terms and conditions of the proposed Agreement, including the nature, extent and quality of services to be provided to the Funds by the Adviser;

  the organization and business operations of the Adviser, including the experience of persons who will manage the Funds;

  the proposed management fees of the Adviser, including comparisons of such fees with the management fees of comparable, unaffiliated funds prepared by an independent third party; and

  the projected expenses of each Fund, including comparisons with the expense ratios of comparable, unaffiliated funds compiled by an independent third party.

In addition to the foregoing, counsel to the Trust and independent legal counsel to the Independent Trustees provided, in advance of the meeting, legal memoranda outlining, among other matters, the duties of the Independent Trustees under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of trustees have fulfilled their duties, and factors to be considered by the Board in voting on advisory agreements.

On August 20, 2008 and then again after reviewing the written materials and discussing issues pertaining to the approval of the proposed Agreement with representatives of the Adviser on August 21, 2008, the Independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and to consider the approval of the proposed Agreement on behalf of the Funds.

The Independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission directives relating to the approval of advisory contracts. As outlined in more detail below, the Independent Trustees reviewed and analyzed the factors they deemed relevant, including: (1) the nature, quality, and extent of the services to be provided to the Funds; (2) the Adviser's personnel and operations; (3) the Adviser's financial condition; (4) the level and method of computing each Fund's advisory fee; (5) the anticipated profitability of the Adviser under the proposed Agreement; (6) "fall-out" benefits to the Adviser and its affiliates (i.e., ancillary benefits that may be realized by the Adviser and its affiliates from the Adviser's relationship with the Funds); (7) the anticipated effect of growth and size on each Fund's performance and expenses; and (8) possible conflicts of interest.

In examining the nature and quality of the services to be provided by the Adviser to the Funds, the Independent Trustees recognized the Adviser's operational capabilities and resources. The Independent Trustees also considered the effort and expenses the Adviser had incurred, and will continue to incur, in organizing the Funds and the extensive responsibilities that the Adviser has as investment adviser to the Funds, including the oversight of the activities and operations of the Funds' service providers, oversight of general Fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Funds.

The Independent Trustees gave substantial consideration to the fees payable under the proposed Agreement. In this regard, the Independent Trustees evaluated the Adviser's anticipated costs in serving as investment adviser to the Funds, including the personnel, systems and equipment necessary to manage the Funds. Because the Funds had not commenced operations it was not possible to do a profitability analysis at this time. The Independent Trustees noted the fact that the Adviser expected to incur significant expenses in organizing and starting the Funds and had agreed to cap operating expenses through September 30, 2009. The Independent Trustees also examined the fees to be paid by each Fund in light of fees paid to other investment managers of comparable funds utilizing data provided by an independent third party and analyzed the method of computing each Fund's fees. The Independent Trustees noted that the proposed advisory fee was in the range charged by comparable funds. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided by the Adviser, and the costs anticipated to be incurred by the Adviser, the Independent Trustees concluded that the level of the fees paid to the Adviser with respect to each Fund is fair and reasonable.

Board Approval of Management Agreement  IVA Funds

After reviewing the foregoing and related factors, the Independent Trustees concluded, within the context of their overall conclusions regarding the proposed Agreement, that the advisory fees and expenses of the Funds supported the approval of the Agreement.

The Independent Trustees also considered potential economies of scale that could be realized as the Funds grow. They determined that since the Funds had not yet commenced operations and since the Adviser had agreed to cap operating expenses through September 30, 2009, there were no additional economies of scale to be shared by the Adviser with the Funds at this time.

The Independent Trustees did not identify any single factor as all-important or controlling. Based on the considerations, and the overall high quality of the personnel, operations, financial condition, and investment advisory capabilities, the Board, including all the Independent Trustees, with the assistance of independent counsel, concluded that the terms of the proposed Agreement were fair and reasonable and that approval of the Agreement was in the best interests of each Fund.

Trustees and Officers  IVA Funds

The business and affairs of each Fund are managed under the direction of its Board. The Board approves all significant agreements between a Fund and the persons or companies that furnish services to a Fund, including agreements with its distributor, investment manager, administrator, custodian and transfer agent. The day-to-day operations of the Funds are delegated to the Funds' investment manager and administrator. The name, address, date of birth and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee. Certain of the Trustees and officers are also directors and officers of one or more other investment companies for which the Adviser acts as investment manager.

Independent Trustees(1)

Name, Age and Address	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships / Trusteeships Held by Trustee
Adele R. Wailand born February 1949 645 Madison Avenue New York, New York 10022	Trustee and Chair of the Board of Trustees	since August 2008	Vice President, General Counsel & Corporate Secretary, Case, Pomeroy & Company, Inc.	2	Director of various wholly owned subsidiaries of Case, Pomeroy & Company, Inc. Director, Shaker Museum & Library (not-for-profit)

Manu Bammi born August 1962 645 Madison Avenue New York, New York 10022	Trustee	since August 2008	Founder & CEO Smart Analyst, Inc.	2	None.

Ronald S. Gutstein born August 1971 645 Madison Avenue New York, New York 10022	Trustee	since September 2008	Institutional Trader and Market Maker, Access Securities	2	None.

(1)  Trustees who are not "interested persons" of the Trust as defined in the 1940 Act.

(2)  Each Trustee serves until resignation or removal from the Board of Trustees.

Trustees and Officers  IVA Funds

Interested Trustee

Name, Age and Address	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships / Trusteeships Held by Trustee
Michael W. Malafronte born June 1974 645 Madison Avenue New York, New York 10022	President and Trustee	since August 2008	CEO and Research Analyst, International Value Advisers, LLC (2007-present); Senior Research Analyst, Arnhold and S. Bleichroeder Advisers, LLC (2005-2007); Portfolio Manager, Oppenheimer & Close (prior to 2005)	2	Director, Bresler & Reiner Inc.

(1)  Each Trustee serves until resignation or removal from the Board of Trustees.

Officers

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
Shanda Scibilia born August 1971 645 Madison Avenue New York, New York 10022	Chief Compliance Officer and Secretary	since August 2008	Chief Operating Officer, International Value Advisers, LLC (February 2008-present); acting Chief Operating Officer and head of compliance, Oppenheimer & Close (prior to February 2008)

Stefanie J. Hempstead born July 1973 645 Madison Avenue New York, New York 10022	Treasurer	since August 2008	Chief Financial Officer, International Value Advisers, LLC (March 2008-present); Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC (prior to March 2008); Vice President, ASB Securities LLC (prior to March 2008); Vice President and Treasurer, First Eagle Funds and First Eagle Variable Funds (prior to March 2008)

(1)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust, although various positions may have been held during the period.

Fund Expenses (unaudited)  IVA Funds

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) or redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on October 1, 2008 and held for the six months ended March 31, 2009.

ACTUAL EXPENSES

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled "Expenses Paid During the Period".

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED MARCH 31, 2009(1)

	Actual Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Worldwide Fund
Class A	(2.20)%	$1,000.00	$978.00	1.40%	$6.90
Class C	(2.61)%	1,000.00	973.90	2.15%	10.58
Class I	(2.15)%	1,000.00	978.50	1.15%	5.67
International Fund
Class A	(5.04)%	1,000.00	949.60	1.40%	6.80
Class C	(5.36)%	1,000.00	946.40	2.15%	10.43
Class I	(4.90)%	1,000.00	951.00	1.15%	5.59

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as initial sales charges (loads) or redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED MARCH 31, 2009

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Worldwide Fund
Class A	5.00%	$1,000.00	$1,017.95	1.40%	$7.04
Class C	5.00%	1,000.00	1,014.21	2.15%	10.80
Class I	5.00%	1,000.00	1,019.20	1.15%	5.79
International Fund
Class A	5.00%	1,000.00	1,017.95	1.40%	7.04
Class C	5.00%	1,000.00	1,014.21	2.15%	10.80
Class I	5.00%	1,000.00	1,019.20	1.15%	5.79

(1)  Assumes reinvestment of all dividends and capital gain distributions, if any.

(2)  Expenses are equal to the Funds' respective annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days in the most recent fiscal half-year, then divided by 365.

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  IVA Funds

www.ivafunds.com

Investment Adviser

International Value Advisers, LLC
645 Madison Avenue
New York, NY 10022

Distributor

Foreside Distribution Services, L.P.
10 High Street, Suite 302
Boston, MA 02110

Custodian

State Street Bank and Trust Company
200 Newport Avenue
North Quincy, MA 02171

Transfer Agent

Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, MA 02171
(866) 941-4482

Counsel

K&L Gates LLP
State Street Financial Center
One Lincoln Street
Boston, MA 02111-2950

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston MA, 02116-5072

This report is submitted for the general information of the Funds' shareholders. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by the Funds' current prospectus.

This report reflects our current views and opinions. Any such views are subject to change at any time based upon market or other conditions and IVA Funds disclaims any responsibility to update such views.

Item 2.  Code of Ethics.

Not applicable.

Item 3.  Audit Committee Financial Expert.

Not applicable.

Item 4.  Principal Accountant Fees and Services.

Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Registrant has adopted a procedure by which shareholders may recommend nominees to the Registrant’s Board of Trustees. Shareholders who wish to recommend a nominee must send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees.  A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Trustees of the Registrant and to serve if elected by the shareholders.  The Nominating and Governance Committee of the Registrant considers nominees recommended by each Fund’s shareholders when a vacancy becomes available.

Item 11.  Controls and Procedures.

(a)  Within 90 days of the filing date of this Form N-CSR, Michael W. Malafronte, the registrant’s President and Chief Executive Officer, and Stefanie J. Hempstead, the registrant’s Treasurer and Chief Financial Officer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) and evaluated their effectiveness.  Based on their review, Mr. Malafronte and Ms. Hempstead determined that the disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR and Form N-Q is accumulated and communicated to the registrant’s management to allow timely decisions regarding required disclosure.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  Not applicable.

(a)(2)  The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)  Not applicable.

(b)  The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section.  Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IVA FIDUCIARY TRUST

By:	/s/ Michael W. Malafronte
Michael W. Malafronte
President and Chief Executive Officer

Date:	May 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael W. Malafronte
Michael W. Malafronte
President and Chief Executive Officer

Date:	May 26, 2009

By:	/s/ Stefanie J. Hempstead
Stefanie J. Hempstead
Treasurer and Chief Financial Officer

Date:	May 26, 2009